UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 5, 2005

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400

SAN DIEGO, CALIFORNIA 92122

(Address of principal executive offices, including zip code)

(858) 453-4040

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Entry into Agreement and Plan of Merger

On September 6, 2005, Maxim Pharmaceuticals, Inc., or Maxim, entered into a definitive Agreement and Plan of Merger, by and among Maxim, EpiCept Corporation, or EpiCept, and Magazine Acquisition Corp., or Merger-Sub, a wholly-owned subsidiary of EpiCept.  Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Maxim, with Maxim surviving as a wholly owned subsidiary of EpiCept.  The Merger Agreement has been approved by the boards of directors of both Maxim and EpiCept.

The terms of the Merger Agreement provide for EpiCept to issue shares of its common stock to Maxim stockholders in exchange for all of the outstanding shares of Maxim, with Maxim stockholders receiving 0.194034 of a share of EpiCept common stock for each share of Maxim common stock that they hold.  Upon consummation of the merger, EpiCept stockholders will retain approximately 72%, and the former Maxim stockholders will receive approximately 28%, ownership of the combined company calculated on a fully diluted basis.  Most of the outstanding options and all of the outstanding warrants to purchase Maxim common stock will be assumed by EpiCept in connection with the merger. Immediately prior to consummation of the merger, all of EpiCept’s outstanding preferred stock and debt will be converted into EpiCept common stock, except for debt of approximately $1 million owed by EpiCept and for certain debt owed by EpiCept’s wholly-owned German subsidiary.  In addition, immediately prior to consummation of the merger, all outstanding warrants to purchase EpiCept’s common stock will be exercised or will expire, other than warrants issued in connection with the $1 million of debt referenced above, which warrants may remain outstanding.  The merger is intended to qualify for federal income tax purposes as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

The transaction is anticipated to close during the fourth quarter of 2005, subject to the satisfaction of customary closing conditions, including the approval of the merger by the stockholders of Maxim.  Maxim’s directors and executive officers, who hold in the aggregate less than 1% of the outstanding shares of Maxim common stock, have entered into voting agreements with EpiCept, whereby they have irrevocably agreed to vote in favor of the merger.  In addition, each of Maxim’s directors and executive officers have entered into an affiliate agreement with EpiCept, whereby they have agreed to comply with the requirements of Rule 145 promulgated under the Securities Act of 1933, as amended, in connection with sales of EpiCept common stock issued to them in the merger.

The combined company will retain EpiCept’s CEO, corporate name and headquarters in Englewood Cliffs, NJ.  In addition, Dr. Ben Tseng, Maxim’s Vice President, Research, will become Esquire’s Chief Scientific Officer.  The combined company’s board of directors will consist of five current EpiCept directors and two current Maxim directors.  EpiCept is expected to continue to operate Maxim’s research facility in San Diego, California.

The Merger Agreement is attached to this report as Exhibit 2.1.  The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.  A copy of the joint press release issued by Maxim and EpiCept announcing the transaction is incorporated by reference as Exhibit 99.1.

Amendment of Rights Agreement

Prior to the execution of the Merger Agreement, on September 5, 2005, Maxim entered into an amendment to its Rights Agreement, dated as of June 15, 2000, between Maxim and American Stock Transfer and Trust Company, to ensure (among other things) that none of the (a) approval, execution, delivery of performance of the Merger Agreement, (b) the public disclosure of the merger, the Merger Agreement and the transactions contemplated thereby or (c) the consummation of the merger or any of the transactions contemplated by the Merger Agreement will trigger the rights under the Rights Agreement.  In addition, the amendment to the Rights Agreement provides that the rights issued under the Rights Agreement will expire immediately prior to the effective date of the merger.

A copy of the amendment to the Rights Agreement is attached to this report as Exhibit 4.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Additional Information

In connection with the proposed transaction, Maxim and EpiCept will file a registration statement that contains a proxy statement/prospectus with the Securities and Exchange Commission.  Shareholders of Maxim and other investors are urged to read the proxy statement/prospectus (including any amendments or supplements to the proxy statement/prospectus) regarding the proposed transaction when it becomes available because it will contain important information.  Maxim’s shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Maxim and EpiCept, without charge, at the SEC’s Internet site (http://www.sec.gov).  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Maxim Pharmaceuticals, 8899 University Center Lane, Suite 400, San Diego, CA 92122, Attention:  Investor Relations, Telephone: (858) 453-4040.

Participants in the Solicitation

Maxim and its directors and executive officers and EpiCept and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Maxim in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the merger transaction will be included in the proxy statement/prospectus of Maxim and EpiCept referred to above.  Additional information regarding the directors and executive officers of Maxim is also included in Maxim’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2005.  Additional information regarding the directors and executive officers of EpiCept is also included in EpiCept’s registration statement on Form S-1, which was filed with the SEC on April 18, 2005.  These documents are available free of charge at the SEC’s web site (http://www.sec.gov) and from Investor Relations at Maxim at the address described above.

Item 3.03 Material Modification to Rights of Security Holders.

See the disclosure set forth in “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 3.03.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Exhibits.

2.1           Agreement and Plan of Merger, dated as of September 6, 2005, by and among Maxim Pharmaceuticals, Inc., EpiCept Corporation, and Magazine Acquisition Corp., a wholly-owned subsidiary of EpiCept Corporation.

4.1           Amendment to Rights Agreement, dated as of September 5, 2005, between Maxim Pharmaceuticals, Inc. and American Stock Transfer and Trust Company.

99.1         Joint press release, dated September 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

Date: September 6, 2005	/s/ John D. Prunty
John D. Prunty
Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

2.1           Agreement and Plan of Merger, dated as of September 6, 2005, by and among Maxim Pharmaceuticals, Inc., EpiCept Corporation, and Magazine Acquisition Corp., a wholly-owned subsidiary of EpiCept Corporation.

4.1           Amendment to Rights Agreement, dated as of September 5, 2005, between Maxim Pharmaceuticals, Inc. and American Stock Transfer and Trust Company.

99.1         Joint press release, dated September 6, 2005